UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 2, 2005
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                        GLOBAL GENERAL TECHNOLOGIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

         000-28417                                     76-0599457
   (Commission File Number)                (IRS Employer Identification No.)

              201South Biscayne Boulevard, 28th Floor Miami Center
                              Miami, Florida 33131
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                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 1-800-936-3204
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 8 - OTHER EVENTS
ITEM 8.01 OTHER EVENTS

Global General Technologies, Inc. (the "Registrant") continues to pursue and implement the Registrant's business plan pertaining to international and domestic homeland security, notwithstanding the termination of the Agreement discussed below. The Registrant, through its newly formed wholly owned subsidiary H7 Security Systems, Inc., a Nevada corporation, will design, implement and maintain high tech surveillance and warning systems for the prevention of terrorist attacks. The Registrant plans to introduce its proprietary integrated security systems which will improve perimeter safety of oil refineries and pipelines worldwide during the first quarter of 2006.

It is anticipated that the system will be accomplished by utilizing an advanced intelligent software technology accompanied with existing available hardware, including superior collection devices, e.g., video, audio, ground sensors etc. The Registrant intends to develop a proprietary Intelligent Communication Node
(ICN) to configure many forms of real time data for analysis. Such analysis could be forwarded to a central command center, to permit instantaneous response decisions in the event terrorist activity occurs.

The marketing plans initiated by the Registrant will initially call for arrangements with independent sales agents from China, India, Japan and Columbia, who have expressed an interest in representing the Registrant in their respective countries.



SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS
ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On December 2, 2005, the Registrant terminated the Share Exchange Agreement, dated February 25, 2005, among the Registrant, International Global General Technologies, Inc., a California corporation which was formerly known as Global General Technologies, Inc. (the "Target Company") and Dr. Larry Ball (the "Agreement"). The terms of the Agreement were previously disclosed by the Registrant on its Current Report on Form 8-K filed with the Securities and Exchange Commission on March 4, 2005.

The termination of the Agreement is authorized by Section 9(a)(iv) of the Agreement, which provides that the Registrant may terminate the Agreement if "its due diligence investigation indicates that any of the information provided for in this Agreement, including without limitation, the Schedules, is inaccurate, incomplete or untrue in a material way." The Registrant has reasonable grounds to believe that the documentation provided by the Target Company is materially incomplete.

In connection with the termination, the Registrant demanded that all funds loaned by it to the Target Company and its principal, Dr. Larry Ball, be repaid immediately.

For all the terms and conditions of the Agreement, reference is hereby made to such agreement annexed as Exhibit 10.1 to the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on March 4, 2005. All statements made herein concerning the foregoing agreement are qualified by reference to such exhibit.




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               Global General Technologies, Inc.


                                               By:  /s/ Shmuel Shneibalg
                                                    Shmuel Shneibalg, President


Date:  December 14, 2005